Exhibit 10.1

Execution Version

FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment and Waiver”) is entered into as of March 8, 2022 by SESI, L.L.C., a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”), SESI Holdings, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Parent”), each of the undersigned Guarantors (together with the Borrower and Parent, the “Loan Parties”), each of the undersigned Lenders, each Issuing Lender and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders.

R E C I T A L S

A.    The Borrower, the Parent, the Administrative Agent, the Lenders and the Issuing Lenders are parties to that certain Credit Agreement, dated as of February 2, 2021 (as (a) amended and waived by that certain First Amendment and Waiver to Credit Agreement, dated as of May 13, 2021, (b) waived by that certain Waiver to the Credit Agreement, dated May 28, 2021, (c) waived by that certain Waiver to the Credit Agreement, dated as July 15, 2021, (d) amended and waived by that certain Second Amendment and Waiver to Credit Agreement, dated as of November 15, 2021, and (e) amended by that certain Third Amendment to Credit Agreement, dated as of February 10, 2022, the “Credit Agreement”), pursuant to which the Lenders and Issuing Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has requested that, for all purposes under the Credit Agreement, the Lenders waive any Default (including, for the avoidance of doubt, any Event of Default under Section 7.1(g) or Section 7.1(h) of the Credit Agreement) arising solely from SES Energy Services India Pvt. Ltd, a private limited company of India and an indirect Subsidiary of the Borrower, applying for, commencing and continuing a bankruptcy proceeding under the Insolvency and Bankruptcy Code of India (the “India Subsidiary Bankruptcy Proceeding”), but not to the extent of any other Defaults (including, for the avoidance of doubt, under any Event of Default under Section 7.1(j)) that may arise from any losses, judgments, claims or other consequences the Loan Parties may incur or suffer as a result of or in relation to the India Subsidiary Bankruptcy Proceeding (the “India Subsidiary Bankruptcy Waiver”).

C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment and Waiver and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment and Waiver refer to articles, exhibits, sections and schedules of the Credit Agreement.

Section 2.    Waiver. Subject to the occurrence of the Amendment and Waiver Effective Date, the Borrower hereby requests, and the Administrative Agent and Lenders constituting at least the Required Lenders, hereby consent to the India Subsidiary Bankruptcy Waiver.

Section 3.    Amendments to Credit Agreement.

3.1.    Amendment to Section 1.1. The following definition is added to Section 1.1 where alphabetically appropriate:

(a)    “Fourth Amendment and Waiver Effective Date” means March 7, 2022.

(b)    “SES India” means SES Energy Services India Pvt. Ltd, a private limited company of India and an indirect Subsidiary of the Borrower.

3.2.    Amendments to Section 6.13(a)(iv). Section 6.13(a)(iv) is hereby amended and restated in its entirety to read as follows:

(iv)    Transfers of Property among the Borrower and its Subsidiaries; provided such transfer constitutes a Permitted Investment or if such transfer is not an Investment, if it was treated as an Investment, would constitute a Permitted Investment; provided, further, however, that Permitted Investments made by the Borrower or any of its Subsidiaries in SES India pursuant to this Section 6.13(a)(iv) after the Fourth Amendment and Waiver Effective Date shall not exceed $2,000,000 in the aggregate.

3.3.    Amendments to Section 6.18. Section 6.18 is hereby amended and restated in its entirety to read as follows:

6.18    Investments. Except for Permitted Investments, the Parent will not, and will not permit the Borrower or any of its Subsidiaries to, make any Investments; provided, however, that Permitted Investments made by Parent, the Borrower or any of its Subsidiaries in SES India pursuant to this Section 6.18 after the Fourth Amendment and Waiver Effective Date shall not exceed $2,000,000 in the aggregate. The Parent will not directly make any Acquisition of any Person.

Section 4.    [Reserved].

Section 5.    Conditions Precedent. This Amendment and Waiver shall be deemed effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.11 of the Credit Agreement) (such date, the “Amendment and Waiver Effective Date”):

5.1.    Execution and Delivery. The Administrative Agent shall have received from the Loan Parties, each Issuing Lender and the Lenders constituting the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment and Waiver signed on behalf of such Person.

5.2.    Payment of Expenses. The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Amendment and Waiver Effective Date, including, to the extent invoiced at least one (1) Business Day prior to the Amendment and Waiver Effective Date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.3.    No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment and Waiver.

The Administrative Agent is hereby authorized and directed to declare this Amendment and Waiver to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted by Section 9.11 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

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Section 6.    Miscellaneous.

6.1.    Confirmation. The provisions of the Credit Agreement, as waived by this Amendment and Waiver, shall remain in full force and effect following the effectiveness of this Amendment and Waiver.

6.2.    Ratification and Affirmation; Representations and Warranties. Each Loan Party hereby (a) acknowledges the terms of this Amendment and Waiver; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment and Waiver: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.

6.3.    No Waiver; Loan Document. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment and Waiver Effective Date, this Amendment and Waiver shall for all purposes constitute a Loan Document.

6.4.    Counterparts. This Amendment and Waiver may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment and Waiver that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and Waiver shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart (in such number as may be reasonably requested by the Administrative Agent).

6.5.    NO ORAL AGREEMENT. THIS AMENDMENT AND WAIVER, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS AMENDMENT AND WAIVER, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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6.6.    GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.7.    Release of Claims. The Borrower, each Guarantor and the Parent, in consideration of the Administrative Agent’s and the undersigned Lenders’ execution and delivery of this Amendment and Waiver and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower, any Guarantor, the Parent or any predecessor, successor or assign might otherwise have or may have (each, a “Claim”) against the Administrative Agent, the Lenders, their present or former subsidiaries and affiliates or any of the foregoing’s officers, directors, employees, attorneys or other representatives or agents on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof relating to the Loan Documents, this Amendment and Waiver and/or the transactions contemplated thereby or hereby, provided, the foregoing shall not apply to Claims in respect of the gross negligence, bad faith or willful misconduct of any of the foregoing Persons. The foregoing release shall survive the termination of this Amendment and Waiver and the Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date first written above.

BORROWER:	SESI, L.L.C.

	By:	/s/ James W. Spexarth
	Name:	James W. Spexarth
	Title:	Vice President and Treasurer

PARENT:	SESI HOLDINGS, INC.

	By:	/s/ James W. Spexarth
	Name:	James W. Spexarth
	Title:	Vice President, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:	1105 PETERS ROAD, L.L.C.
COMPLETE ENERGY SERVICES, INC. CONNECTION TECHNOLOGY, L.L.C. CSI TECHNOLOGIES, LLC H.B. RENTALS, L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C. PUMPCO ENERGY SERVICES, INC.
SPN WELL SERVICES, INC. STABIL DRILL SPECIALTIES, L.L.C. SUPERIOR ENERGY SERVICES, L.L.C SUPERIOR ENERGY SERVICES-NORTH AMERICA SERVICES, INC.
SUPERIOR INSPECTION SERVICES, L.L.C. WARRIOR ENERGY SERVICES CORPORATION WILD WELL CONTROL, INC.
WORKSTRINGS INTERNATIONAL, L.L.C.

	By:	/s/ James W. Spexarth
	Name:	James W. Spexarth
	Title:	Vice President and Treasurer

Signature Page to Fourth Amendment and Waiver to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Umar Hassan
	Name:	Umar Hassan
	Title:	Authorized Officer

Signature Page to Fourth Amendment and Waiver to Credit Agreement

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Alexandra Mills
	Name:	Alexandra Mills
	Title:	Vice President

Signature Page to Fourth Amendment and Waiver to Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Ivan Davey
	Name:	Ivan Davey
	Title:	Vice President

Signature Page to Fourth Amendment and Waiver to Credit Agreement